================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 31, 2006

                         COMMISSION FILE NUMBER: 1-5989

                           ANIXTER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                              94-1658138
(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               2301 PATRIOT BLVD.
                            GLENVIEW, ILLINOIS 60026
                                 (224) 521-8000
          (Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 31, 2006, Anixter International Inc. (the "Company") reported its results for the fiscal quarter ended December 30, 2005. The Company's press release, dated January 31, 2006 is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

     99.1 Press Release, dated January 31, 2006 issued by Anixter International Inc.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                        ANIXTER INTERNATIONAL INC.


February 1, 2006                        By: /s/ Dennis J. Letham
                                            ------------------------------------
                                            Dennis J. Letham
                                            Senior Vice President - Finance
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
99.1          Press Release, dated January 31, 2006 issued by Anixter
              International Inc.